POWER OF ATTORNEY
KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer and/or director of Pacific Life & Annuity Company (“Company”) constitutes and appoints David R. Carmichael, Sharon A. Cheever, Robin S. Yonis, Charlene A. Grant, Jeffrey S. Puretz, Michael L. Sherman and Douglas P. Dick, each individually as his/her true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for his/her name, place, and stead, in any and all capacities, to sign and file on behalf of the Company and/or any of its Separate Accounts, any and all Registration Statements, amendments, supplements and/or exhibits thereto, and any other instruments necessary or desirable in connection therewith, with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and/or the Investment Company Act of 1940, as amended, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his/her substitute or substituted, may lawfully do or cause to be done by virtue hereof:
•	Registration Statements under Pacific Select Exec Separate Account of Pacific Life & Annuity Company (811-09389): 333-80825, 333-106721, 333-106653, 333-138906 and 333-62446.
This Power of Attorney is intended to supersede any and all prior Power of Attorneys in connection with the above mentioned acts, and remains in effect until revoked or revised.

Dated:	2-8-07	/s/ TC SUTTON

Thomas C. Sutton

POWER OF ATTORNEY
KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer and/or director of Pacific Life & Annuity Company (“Company”) constitutes and appoints David R. Carmichael, Sharon A. Cheever, Robin S. Yonis, Charlene A. Grant, Jeffrey S. Puretz, Michael L. Sherman and Douglas P. Dick, each individually as his/her true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for his/her name, place, and stead, in any and all capacities, to sign and file on behalf of the Company and/or any of its Separate Accounts, any and all Registration Statements, amendments, supplements and/or exhibits thereto, and any other instruments necessary or desirable in connection therewith, with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and/or the Investment Company Act of 1940, as amended, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his/her substitute or substituted, may lawfully do or cause to be done by virtue hereof:
•	Registration Statements under Pacific Select Exec Separate Account of Pacific Life & Annuity Company (811-09389): 333-80825, 333-106721, 333-106653, 333-138906 and 333-62446.
This Power of Attorney is intended to supersede any and all prior Power of Attorneys in connection with the above mentioned acts, and remains in effect until revoked or revised.

Dated:	2-9-07	/s/ KHANH T. TRAN

Khanh T. Tran

POWER OF ATTORNEY
KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer and/or director of Pacific Life & Annuity Company (“Company”) constitutes and appoints David R. Carmichael, Sharon A. Cheever, Robin S. Yonis, Charlene A. Grant, Jeffrey S. Puretz, Michael L. Sherman and Douglas P. Dick, each individually as his/her true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for his/her name, place, and stead, in any and all capacities, to sign and file on behalf of the Company and/or any of its Separate Accounts, any and all Registration Statements, amendments, supplements and/or exhibits thereto, and any other instruments necessary or desirable in connection therewith, with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and/or the Investment Company Act of 1940, as amended, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his/her substitute or substituted, may lawfully do or cause to be done by virtue hereof:
•	Registration Statements under Pacific Select Exec Separate Account of Pacific Life & Annuity Company (811-09389): 333-80825, 333-106721, 333-106653, 333-138906 and 333-62446.
This Power of Attorney is intended to supersede any and all prior Power of Attorneys in connection with the above mentioned acts, and remains in effect until revoked or revised.

Dated:	2-9-07	/s/ DAVID R. CARMICHAEL

David R. Carmichael

POWER OF ATTORNEY
KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer and/or director of Pacific Life & Annuity Company (“Company”) constitutes and appoints David R. Carmichael, Sharon A. Cheever, Robin S. Yonis, Charlene A. Grant, Jeffrey S. Puretz, Michael L. Sherman and Douglas P. Dick, each individually as his/her true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for his/her name, place, and stead, in any and all capacities, to sign and file on behalf of the Company and/or any of its Separate Accounts, any and all Registration Statements, amendments, supplements and/or exhibits thereto, and any other instruments necessary or desirable in connection therewith, with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and/or the Investment Company Act of 1940, as amended, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his/her substitute or substituted, may lawfully do or cause to be done by virtue hereof:
•	Registration Statements under Pacific Select Exec Separate Account of Pacific Life & Annuity Company (811-09389): 333-80825, 333-106721, 333-106653, 333-138906 and 333-62446.
This Power of Attorney is intended to supersede any and all prior Power of Attorneys in connection with the above mentioned acts, and remains in effect until revoked or revised.

Dated:	2-7-07	/s/ AUDREY L. MILFS

Audrey L. Milfs

POWER OF ATTORNEY
KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer and/or director of Pacific Life & Annuity Company (“Company”) constitutes and appoints David R. Carmichael, Sharon A. Cheever, Robin S. Yonis, Charlene A. Grant, Jeffrey S. Puretz, Michael L. Sherman and Douglas P. Dick, each individually as his/her true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for his/her name, place, and stead, in any and all capacities, to sign and file on behalf of the Company and/or any of its Separate Accounts, any and all Registration Statements, amendments, supplements and/or exhibits thereto, and any other instruments necessary or desirable in connection therewith, with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and/or the Investment Company Act of 1940, as amended, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his/her substitute or substituted, may lawfully do or cause to be done by virtue hereof:
•	Registration Statements under Pacific Select Exec Separate Account of Pacific Life & Annuity Company (811-09389): 333-80825, 333-106721, 333-106653, 333-138906 and 333-62446.
This Power of Attorney is intended to supersede any and all prior Power of Attorneys in connection with the above mentioned acts, and remains in effect until revoked or revised.

Dated:	2-8-07	/s/ JAMES T. MORRIS

James T. Morris

POWER OF ATTORNEY
KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer and/or director of Pacific Life & Annuity Company (“Company”) constitutes and appoints David R. Carmichael, Sharon A. Cheever, Robin S. Yonis, Charlene A. Grant, Jeffrey S. Puretz, Michael L. Sherman and Douglas P. Dick, each individually as his/her true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for his/her name, place, and stead, in any and all capacities, to sign and file on behalf of the Company and/or any of its Separate Accounts, any and all Registration Statements, amendments, supplements and/or exhibits thereto, and any other instruments necessary or desirable in connection therewith, with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and/or the Investment Company Act of 1940, as amended, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his/her substitute or substituted, may lawfully do or cause to be done by virtue hereof:
•	Registration Statements under Pacific Select Exec Separate Account of Pacific Life & Annuity Company (811-09389): 333-80825, 333-106721, 333-106653, 333-138906 and 333-62446.
This Power of Attorney is intended to supersede any and all prior Power of Attorneys in connection with the above mentioned acts, and remains in effect until revoked or revised.

Dated:	2-9-07	/s/ MA BELL

Michael A. Bell

POWER OF ATTORNEY
KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer and/or director of Pacific Life & Annuity Company (“Company”) constitutes and appoints David R. Carmichael, Sharon A. Cheever, Robin S. Yonis, Charlene A. Grant, Jeffrey S. Puretz, Michael L. Sherman and Douglas P. Dick, each individually as his/her true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for his/her name, place, and stead, in any and all capacities, to sign and file on behalf of the Company and/or any of its Separate Accounts, any and all Registration Statements, amendments, supplements and/or exhibits thereto, and any other instruments necessary or desirable in connection therewith, with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and/or the Investment Company Act of 1940, as amended, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his/her substitute or substituted, may lawfully do or cause to be done by virtue hereof:
•	Registration Statements under Pacific Select Exec Separate Account of Pacific Life & Annuity Company (811-09389): 333-80825, 333-106721, 333-106653, 333-138906 and 333-62446.
This Power of Attorney is intended to supersede any and all prior Power of Attorneys in connection with the above mentioned acts, and remains in effect until revoked or revised.

Dated:	2-7-07	/s/ EDWARD R. BYRD

Edward R. Byrd

POWER OF ATTORNEY
KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer and/or director of Pacific Life & Annuity Company (“Company”) constitutes and appoints David R. Carmichael, Sharon A. Cheever, Robin S. Yonis, Charlene A. Grant, Jeffrey S. Puretz, Michael L. Sherman and Douglas P. Dick, each individually as his/her true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for his/her name, place, and stead, in any and all capacities, to sign and file on behalf of the Company and/or any of its Separate Accounts, any and all Registration Statements, amendments, supplements and/or exhibits thereto, and any other instruments necessary or desirable in connection therewith, with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and/or the Investment Company Act of 1940, as amended, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his/her substitute or substituted, may lawfully do or cause to be done by virtue hereof:
•	Registration Statements under Pacific Select Exec Separate Account of Pacific Life & Annuity Company (811-09389): 333-80825, 333-106721, 333-106653, 333-138906 and 333-62446.
This Power of Attorney is intended to supersede any and all prior Power of Attorneys in connection with the above mentioned acts, and remains in effect until revoked or revised.

Dated:	2-8-07	/s/ BRIAN D. KLEMENS

Brian D. Klemens